Exhibit 99.1



FOR RELEASE ON FEBRUARY 23, 2005
                                                      Contact:  Paul Nolan, CFO
                                                      Nanometrics, Inc.
                                                      408.435.9600 x122



NANOMETRICS ANNOUNCES RECORD FINANCIAL RESULTS FOR 2004


Milpitas,  California,  February 23, 2005 -  Nanometrics  Incorporated  (NASDAQ:
NANO) today reported financial results for the fourth quarter and year ended on January 1, 2005.

Total revenues for the fourth quarter of 2004 were $20.6 million, an increase of 2% compared to the third quarter of 2004 and an increase of 66% compared to the fourth quarter of 2003. The increase in fourth quarter sales in 2004 resulted from stronger demand for semiconductor process control metrology equipment primarily in the U.S. and in Pacific Rim countries. The net income in the fourth quarter of 2004 was $2.4 million or $0.18 per diluted share compared to a net loss of $804,000 or $0.07 per diluted share for the same period last year.

For the year ended January 1, 2005, Nanometrics' revenues increased 70% to $70.7 million, which was a record for the company, compared to revenues of $41.6 million in 2003. Net income for the year ended January 1, 2005 was $5.0 million or $0.38 per diluted share, compared to a net loss of $17.5 million or a loss of $1.45 per diluted share in 2003. The net loss in 2003 includes a $6.0 million charge to record a valuation allowance against deferred income tax assets, as previously reported in the first quarter of 2003. The Company's financial position continues to be strong with cash and equivalents and short-term investments of $33.9 million and working capital of $69.9 million.

About Nanometrics: Nanometrics Incorporated is a leading supplier of advanced integrated and standalone metrology equipment used in the semiconductor industry. The Company's corporate office is located at 1550 Buckeye Drive, Milpitas, CA 95035, with sales and service offices worldwide. Nanometrics is traded on the NASDAQ National Market under the symbol NANO. Nanometrics' website is http://www.nanometrics.com. An earnings conference call will be held on February 23, 2005 at 8:00 A.M. Pacific Time. To participate in the earnings conference call, the dial-in numbers are 800-561-2731 in the United States or 617-614-3528 for international calls. The passcode is 86564513.


                                              NANOMETRICS INCORPORATED
                                             CONSOLIDATED BALANCE SHEETS
                                     (Amounts in thousands except share amounts)
                                                     (Unaudited)

                                                                          January 1,                 January 3,
                                                                             2005                       2004
                                                                       -------------               ------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                           $      15,949               $      7,949
   Short-term investments                                                     17,919                     21,943
   Accounts receivable, net of allowances of $603 and $576                    22,222                     14,522
   Inventories                                                                25,494                     24,264
   Prepaid expenses and other                                                    944                      1,015
                                                                       -------------               ------------
                  Total current assets                                        82,528                     69,693

PROPERTY, PLANT AND EQUIPMENT, Net                                            49,035                     49,738

INTANGIBLE ASSETS                                                                924                      1,322

OTHER ASSETS                                                                   1,282                        987
                                                                       -------------               ------------

         TOTAL                                                        $      133,769               $    121,740
                                                                      ==============               ============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                    $       3,146               $      2,047
   Accrued payroll and related expenses                                        2,206                      1,593
   Deferred revenue                                                            2,742                      2,345
   Other current liabilities                                                   1,840                      1,436
   Income taxes payable                                                        1,515                      1,528
   Current portion of debt obligations                                         1,164                      1,157
                                                                       -------------               ------------

                  Total current liabilities                                   12,613                     10,106

DEFERRED INCOME TAXES AND OTHER
LONG-TERM LIABILITIES                                                            930                        545

DEBT OBLIGATIONS                                                               2,070                      2,648
                                                                       -------------               ------------

                  Total liabilities                                           15,613                     13,299
                                                                       -------------               ------------

SHAREHOLDERS' EQUITY:
   Common stock, no par value; 50,000,000 shares
     authorized; 12,566,636 and 12,166,016 outstanding                       104,191                    101,099
   Retained earnings                                                          12,034                      7,008
   Accumulated other comprehensive income                                      1,931                        334
                                                                       -------------               ------------
                  Total shareholders' equity                                 118,156                    108,441
                                                                       -------------               ------------

         TOTAL                                                         $     133,769               $    121,740
                                                                       =============               ============
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
                                            NANOMETRICS INCORPORATED
                                        CONSOLIDATED STATEMENTS OF INCOME
                                (Amounts in thousands, except per share amounts)
                                                  (Unaudited)

                                                Three Months Ended                        Year Ended
                                            --------------------------          ----------------------------
                                             January 1,     January 3,           January 1,       January 3,
                                                2005           2004                 2005             2004
                                            ----------      ----------          ----------       -----------
NET REVENUES:
   Product sales                            $   18,702      $   10,778          $   62,911       $    34,592
   Service                                       1,884           1,609               7,784             7,010
                                            ----------      ----------          ----------       -----------

   Total net revenues                           20,586          12,387              70,695            41,602
                                            ----------      ----------          ----------       -----------

COSTS AND EXPENSES:
   Cost of product sales                         8,593           4,665              27,555            17,691
   Cost of service                               3,078           1,702               8,404             6,620
   Research and development                      3,310           3,200              12,827            13,399
   Selling                                       2,490           3,031              11,442            11,496
   General and administrative                    1,110           1,225               5,137           4,689
                                            ----------      ----------          ----------       -----------
   Total costs and expenses                     18,581          13,823              65,365            53,895
                                            ----------      ----------          ----------       -----------

INCOME (LOSS) FROM OPERATIONS                    2,005         (1,436)               5,330          (12,293)

OTHER INCOME (EXPENSE)
Interest income                                    102             167                 276               397
Interest expense                                  (32)            (25)               (110)              (96)
Other, net                                         250             209                (44)               385
                                            ----------      ----------          ----------       -----------
   Total other income, net                         320             351                 122               686
                                            ----------      ----------          ----------       -----------

INCOME (LOSS)
BEFORE INCOME TAXES                              2,325         (1,085)               5,452          (11,607)

BENEFIT (PROVISION)
FOR INCOME TAXES                                    38           (281)               (426)           (5,860)
                                            ----------      ----------          ----------       -----------

NET INCOME (LOSS)                           $    2,363      $    (804)          $    5,026       $  (17,467)
                                            ==========      ==========          ==========       ===========

NET INCOME (LOSS) PER SHARE:
   Basic                                    $     0.19      $   (0.07)          $     0.41       $    (1.45)
                                            ==========      ==========          ==========       ===========
   Diluted                                  $     0.18      $   (0.07)          $     0.38       $    (1.45)
                                            ==========      ==========          ==========       ===========

SHARES USED IN PER SHARE
COMPUTATION:
   Basic                                        12,495          12,122              12,320            12,043
                                            ==========      ==========          ==========       ===========
   Diluted                                      13,499          12,122              13,351            12,043
                                            ==========      ==========          ==========       ===========

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